Preferred Stock	6 Months Ended	12 Months Ended
	Sep. 30, 2024	Mar. 31, 2024
Preferred Stock [Abstract]
Preferred Stock
24	Preferred Stock

Upon the consummation of the Business Combination by way of a Reverse Recapitalization, the Company is authorized to issue 10,000,000 shares of Preferred Stock with a par value of $0.0001 per share. The Company has no Preferred Stock outstanding as of September 30, 2024 and March 31, 2024.

24 (a)	Preferred Stock

A summary of the Zoomcar, Inc. Preferred Stock authorized, issued and outstanding as of the date of the Reverse Recapitalization is as follows:

	As at December 28, 2023
	Authorized shares	Shares issued	Conversion Ratio	Net carrying value	Liquidation preference
Preferred Stock
Series Seed	6,836,726	6,836,726	1.42	1,542,203	1,542,203
Series A	11,379,405	11,379,405	2.00	9,288,872	9,288,872
Series A2	4,536,924	4,536,924	2.25	10,760,224	10,760,224
Series B	18,393,332	18,393,332	2.25	31,416,488	31,416,488
Series C	12,204,208	4,125,666	2.33	10,534,889	10,534,889
Series D	21,786,721	19,016,963	2.31	34,894,262	34,894,262
Series E	32,999,472	29,999,520	16.92	55,260,089	55,260,089
Series E1	32,000,000	5,020,879	23.69	15,277,410	15,277,410
Total preferred stock	140,136,788	99,309,415		168,974,437	168,974,437

Upon the closing of the Reverse Recapitalization, 112,660,583 shares of Zoomcar Inc. Series Seed, A, A2, B, C, D, E, and E-1 Preferred Stock were converted into Common Stock of the Company at the exchange ratio of 0.0284 (prior to Reverse Stock Split). Shares Authorized and Shares Issued above have been retroactively adjusted to reflect the exchange. As a result of the conversion of the Zoomcar, Inc. convertible Preferred Stock, the Company reclassified the amount of convertible Preferred Stock to additional paid in capital above their par value.

Upon the consummation of the Business Combination by way of a Reverse Recapitalization, the Company is authorized to issue 10,000,000 shares of Preferred Stock with a par value of $ 0.0001 per share. The Company has no Preferred Stock outstanding as of March 31, 2024.

24 (b)	Redeemable non-controlling interests

Series P1 and P2 Preferred stock represents the minority preferred stockholders ownership in the Indian subsidiary of the Company which was classified as a redeemable non- controlling interest, because it was redeemable on a deemed liquidation event that was outside of its control. The redeemable non-controlling interest was not accreted to redemption value because then it was not probable that the non-controlling interest will become redeemable.

The Company did not attributed the pro rata share of the Indian subsidiary’s loss to the redeemable non-controlling interests because these shares were entitled to a liquidation preference and therefore did not participate in losses that would cause their interest to be below the liquidation preference. Upon liquidation, these preferred stocks were entitled to the greater of either (i) the Original issue price for such series plus any dividend declared but unpaid thereon, or (ii) such amount per share as would have been payable had all shares of such series been converted into common stock immediately prior to such liquidation, dissolution, winding up or deemed liquidation event.

There was no further issue of preferred stock in the Indian subsidiary after initial issuance and on the close of the Reverse Recapitalization, these Redeemable non-controlling interests have been converted into Common Stock of the Company at the Exchange Ratio of 0.0284 (prior to Reverse Stock Split).